SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2003

PACIFICARE HEALTH SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-21949	95-4591529
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification Number)

5995 Plaza Drive, Cypress, California 90630-5028
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (714) 952-1121

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  The following exhibit is filed with this Report:

EXHIBIT NO.	DESCRIPTION

99.1	Earnings Release issued by the Company on April 30, 2003, furnished in accordance with Item 12 of this Current Report on Form 8-K.

Item 9. REGULATION FD.

     The following information is furnished under this Item 9 in satisfaction of Item 12, “Disclosure of Results of Operations and Financial Condition.”

     On April 30, 2003, PacifiCare Health Systems, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2003. The Company also announced its decision to expense stock options and other stock-based compensation. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     See Item 9 above for the information being furnished in satisfaction of this Item 12.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PACIFICARE HEALTH SYSTEMS, INC.

Dated:April 30, 2003	By:	/s/ Gregory W. Scott

Gregory W. Scott Executive Vice President and Chief Financial Officer (Principal Financial Officer)

Exhibit Index

EXHIBIT NO.	DESCRIPTION

99.1	Earnings Release issued by the Company on April 30, 2003, furnished in accordance with Item 12 of this Current Report on Form 8-K.